--------------------------------------------------------------------------------
                 THE BLACKROCK MUNICIPAL TARGET TERM TRUST INC.
                       SEMI-ANNUAL REPORT TO SHAREHOLDERS
                          REPORT OF INVESTMENT ADVISOR
--------------------------------------------------------------------------------

                                                                   July 31, 2002

Dear Shareholder:

      The semi-annual period ended June 30, 2002, saw general turmoil in the equity markets. Bond markets, particularly municipal securities, proved to be a viable shelter from unstable economic conditions and experienced strong inflows throughout the period. Municipal bonds outperformed Treasuries returning 4.64% versus 3.61% respectively as measured by the LEHMAN BROTHERS MUNICIPAL BOND INDEX* and the LEHMAN BROTHERS TREASURY INDEX** for the six months ended June 30, 2002.

      The first half of 2002 was markedly different from the last six months of 2001, as the Federal Reserve Board (the "Fed") left interest rates unchanged. After a 225 basis point decline in interest rates during the latter half of 2001, and the uncertainty of the economic recovery in the first half of this year, the Fed remained cautious about the state of the economy. Fears of inflation remained subdued, allowing the Fed to remain on hold and maintain the lowest interest rates in decades.

      The past six months also saw a 20% increase in new municipal issuance totaling $162 billion, as compared to the same time period last year. Both retail and institutional investment in municipals remained high and continued to drive performance as investors sought lower volatility alternatives with
attractive  taxable  equivalent  yields.   While  economic  indicators  remained
positive during the period, the instability of the equity and capital markets--as a result of corporate governance and accounting issues, fears of renewed terrorist acts and geopolitical instability--weighed on investor confidence, an integral component of economic recovery.

      The volatility, which continues to be seen throughout all sectors of the market, can be disconcerting for investors. We encourage you to consult with your financial advisor to help establish a strategy that best fits your overall goals and risk tolerance.

      The semi-annual report includes a summary of market conditions over the last six months, a review of the strategy employed by your Trust's portfolio managers, the Trust's unaudited financial statements and a listing of the portfolio's holdings. We thank you for your continued confidence in BlackRock and the opportunity to help you achieve your long-term investment goals.

Sincerely,


/s/ Laurence D. Fink                       /s/ Ralph L. Schlosstein
Laurence D. Fink                           Ralph L. Schlosstein
Chief Executive Officer                    President
BlackRock Advisors, Inc.                   BlackRock Advisors, Inc.


 * The Lehman Brothers Municipal Bond Index measures the performance of the investment grade long-term tax-exempt bond market. The Index is unmanaged and cannot be purchased directly.

** The Lehman Brothers Treasury Index measures the performance of the public obligations of the U.S. Treasury. The Index is unmanaged and cannot be purchased directly.

                                                                   July 31, 2002


Dear Shareholder:
     We are pleased to present the unaudited semi-annual report for The BlackRock Municipal Target Term Trust Inc. (the "Trust") for the six months ended June 30, 2002. We would like to take this opportunity to review the change in the Trust's stock price and net asset value (NAV), summarize developments in the fixed income markets and discuss recent portfolio management activity.

     The Trust is a diversified closed-end bond fund whose shares are traded on the New York Stock Exchange under the symbol "BMN". The Trust's investment objective is to provide current income that is exempt from regular Federal income tax and to return $10 per share (an amount equal to the Trust's initial public offering price) to investors on or about December 31, 2006. The Trust seeks to achieve this objective by investing in high credit quality ("AAA" or insured to "AAA") tax-exempt general obligation and revenue bonds issued by city, county and state municipalities throughout the United States.

     The table below summarizes the changes in the Trust's share price and NAV:


-------------------------------------------------------------------------------
                           06/30/02    12/31/01     CHANGE       HIGH     LOW
-------------------------------------------------------------------------------
  SHARE PRICE               $10.76      $10.40       3.46%      $10.82  $10.39
-------------------------------------------------------------------------------
  NET ASSET VALUE (NAV)     $10.93      $10.57       3.41%      $10.93  $10.48
-------------------------------------------------------------------------------


THE FIXED INCOME MARKETS

     Economic performance was mixed during the semi-annual period ended June 30, 2002, as volatility and instability were prevalent throughout all sectors of the market. The U.S. economy showed signs of recovery, but mixed economic data and dismal performance in the equity markets caused a massive unwinding of Fed tightening expectations. Structural imbalances in the U.S. economy became evident and the effects of the short-term stimulus post September 11th diminished, causing the Fed to remain on hold and leave the Federal Funds rate unchanged at 1.75%. Positive economic data included a rise in first quarter 2002 GDP of 6.1%, the fastest rate in two years, strong manufacturing data, an 8.4% rise in first quarter 2002 productivity and the Consumer Confidence Index advancing from year-end levels. Low inventory levels should support manufacturing data, but we are skeptical about the continued strength of consumer demand, which is essential to a sustained economic recovery. The long-term sustainability of the highly leveraged consumer remains a pivotal issue to the strength of the economic recovery. Although fundamentals support a recovery, declining equities and a plummeting dollar continue to erode investor confidence. We remain uncertain that a near-term business investment recovery will materialize, as pricing power remains weak. While second quarter weakness may be overstated, the likely outcome is one of several quarters of sub-par growth in the 2.5%-3.0% range.

     Year-to-date, rates have fallen across the yield curve. The Treasury market returned 3.61% during the period, posting exceptionally strong months in April and June as risk aversion dominated the markets. Over the course of the period, the yield curve steepened in reaction to mixed economic data and a proliferation of negative headlines in the corporate sector. Looking ahead, the budget surplus of 2001 is unlikely to be sustained due to anemic tax revenues and a sharp rise in defense spending, which should result in larger auction sizes. However, the allowable debt limit set by Congress will soon be reached, possibly leading the Treasury to pursue additional methods of financing until it can return to regular auctions. As of June 30, 2002, the 10-year Treasury was yielding 4.80% versus 5.05% on December 31, 2001.

     On a tax-adjusted basis, municipal bonds outperformed the taxable domestic bond market for the semi-annual period ended June 30, 2002, returning 7.55% (as measured by the Lehman Municipal Bond Index at a tax bracket of 38.6%) versus 3.79% for the Lehman Aggregate Index. Retail investment has reached record highs, as investors searched for a lower volatility asset class providing high after-tax returns. Institutional demand has also remained strong and is being fueled by increased profitability on the part of insurance companies, the search for stable income and asset allocation trades away from segments of the market experiencing higher volatility. Over the period, strong demand was met by significant new issuance as the first quarter of 2002 posted a 10% increase over the same period in 2001 and was the largest first quarter total on record. Through June, new bond issuance remained robust, bringing total year-to-date issuance to nearly $170 billion, and is on pace to be the largest issuance year in history. The municipal yield curve remains historically steep, as the short end of the curve has outperformed Treasuries over the recent months while longer maturities performed in line with their Treasury counterparts.

THE TRUST'S PORTFOLIO AND INVESTMENT STRATEGY

     The Trust's portfolio is actively managed to diversify exposure to various sectors, issuers, revenue sources and security types. BlackRock's investment strategy emphasizes a relative value approach, which allows the Trust to capitalize upon changing market conditions by rotating municipal sectors and coupons. Additionally, the Trust emphasizes securities whose maturity dates match the termination date of the Trust.

     Over the period, trading activity in the Trust remained relatively low, as many of the securities in the Trust's portfolio continued to trade at prices above where they were purchased. As trading activity that results in the Trust realizing a capital gain could require a taxable distribution as well as reduce its income generating capacity, we continue to believe that waiting to restructure the portfolio in a higher interest rate environment is the most prudent portfolio management strategy. At present, we are confident that the Trust is on schedule to achieve its primary investment objective of returning $10 per share upon termination and will continue to seek investment opportunities in the municipal market.

     Additionally, the Trust employs leverage to enhance its income by borrowing at short-term municipal rates and investing the proceeds in longer maturity issues that have higher yields. The degree to which the Trust can benefit from its use of leverage may affect its ability to pay high monthly income. At the end of the period, the Trust's leverage amount was approximately 37% of total assets.

     The following chart shows the Trust's asset composition:

-------------------------------------------------------------------------------
                           SECTOR BREAKDOWN
-------------------------------------------------------------------------------
  SECTOR                                  JUNE 30, 2002      DECEMBER 31, 2001
-------------------------------------------------------------------------------
  City, County and State                      37%                  35%
-------------------------------------------------------------------------------
  Transportation                              13%                  13%
-------------------------------------------------------------------------------
  Water & Sewer                               10%                  10%
-------------------------------------------------------------------------------
  Education                                    8%                   8%
-------------------------------------------------------------------------------
  Power                                        7%                   8%
-------------------------------------------------------------------------------
  Tax Revenue                                  7%                   7%
-------------------------------------------------------------------------------
  Hospital                                     6%                   8%
-------------------------------------------------------------------------------
  Lease Revenue                                6%                   4%
-------------------------------------------------------------------------------
  Housing                                      5%                   5%
-------------------------------------------------------------------------------
  Other                                        1%                   2%
-------------------------------------------------------------------------------

     We look forward to managing the Trust to benefit from the opportunities available in the fixed income markets and to meet its investment objectives. We thank you for your investment in The BlackRock Municipal Target Term Trust Inc. Please feel free to contact our marketing center at (800) 227-7BFM (7236) if you have specific questions which were not addressed in this report.

     Sincerely,



/s/ Robert S. Kapito                   /s/ Kevin M. Klingert
Robert S. Kapito                        Kevin M. Klingert
Vice Chairman and Portfolio Manager     Managing Director and Portfolio Manager
BlackRock Advisors, Inc.                BlackRock Advisors, Inc.




--------------------------------------------------------------------------------
                 THE BLACKROCK MUNICIPAL TARGET TERM TRUST INC.
--------------------------------------------------------------------------------
  Symbol on New York Stock Exchange:                             BMN
--------------------------------------------------------------------------------
  Initial Offering Date:                                 September 27, 1991
--------------------------------------------------------------------------------
  Closing Share Price as of 6/30/02:                          $10.76
--------------------------------------------------------------------------------
  Net Asset Value as of 6/30/02:                              $10.93
--------------------------------------------------------------------------------
  Yield on Closing Share Price as of 6/30/02 ($10.76)(1):       5.34%
--------------------------------------------------------------------------------
  Current Monthly Distribution per Common Share(2):           $ 0.04792
--------------------------------------------------------------------------------
  Current Annualized Distribution per Common Share(2):        $ 0.57504
--------------------------------------------------------------------------------

(1) Yield on closing share price is calculated by dividing the current annualized distribution per share by the closing share price.

(2)  The distribution is not constant and is subject to change.


                         PRIVACY PRINCIPLES OF THE TRUST

     The Trust is committed to maintaining the privacy of shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Trust collects, how we protect that information and why, in certain cases, we may share information with select other parties.

     Generally, the Trust does not receive any non-public personal information relating to its shareholders, although certain nonpublic personal information of its shareholders may become available to the Trust. The Trust does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

     The Trust restricts access to non-public personal information about the shareholders to BlackRock employees with a legitimate business need for the information. The Trust maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

--------------------------------------------------------------------------------
THE BLACKROCK MUNICIPAL TARGET TERM TRUST INC.
PORTFOLIO OF INVESTMENTS JUNE 30, 2002 (UNAUDITED)
--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------
       PRINCIPAL
        AMOUNT                                                                           OPTION CALL       VALUE
RATING*  (000)                                     DESCRIPTION                           PROVISIONS+     (NOTE 1)
------------------------------------------------------------------------------------------------------------------
                     LONG-TERM INVESTMENTS  161.4%
                     Alabama--2.2%
AAA    $ 9,450       Alabama St. Fed. Hwy. Auth. Rev., Grant Antic. Nts.,
                      Ser. A, 4.125%, 3/01/07, MBIA ..................................  No Opt. Call   $ 9,830,174
AAA      1,000       Mobile, GO, 4.00%, 2/15/07, AMBAC ...............................  No Opt. Call     1,034,540
                                                                                                       -----------
                                                                                                        10,864,714
                                                                                                       -----------
                     ALASKA--4.1%
                     Anchorage, GO,
AAA      1,750        Ser. A, 4.125%, 6/01/06, FGIC ..................................  No Opt. Call     1,828,032
AAA      2,245        Ser. A, 4.25%, 6/01/07, FGIC ...................................  No Opt. Call     2,344,319
AAA      1,335        Ser. B, 3.20%, 7/01/07, MBIA ...................................  No Opt. Call     1,330,888
AAA      5,000        Ser. B, 3.25%, 7/01/07, MBIA ...................................  No Opt. Call     4,996,050
AAA      1,000        Ser. B, 4.25%, 7/01/07, FGIC ...................................  No Opt. Call     1,044,980
AAA      9,000       No. Slope Boro., Ser. B, Zero Coupon, 6/30/04, FSA ..............  No Opt. Call     8,597,610
                                                                                                       -----------
                                                                                                        20,141,879
                                                                                                       -----------
                     ARIZONA--3.4%
AAA      5,000       Arizona St. Trans. Brd., Grant Antic. Nts.,
                      4.125%, 1/01/07, MBIA ..........................................  No Opt. Call     5,198,700
Aaa      6,255       Maricopa Cnty. Pub. Fin. Corp. Lease Rev.,
                      4.25%, 7/01/07, AMBAC ..........................................  No Opt. Call     6,565,811
                     Tucson Bus. Dev. Fin., Corp. Lease Rev., FGIC,
AAA      1,515++      6.25%, 7/01/02 .................................................       N/A         1,545,300
AAA      3,495        6.25%, 7/01/06 .................................................   7/02 @ 102      3,564,900
                                                                                                       -----------
                                                                                                        16,874,711
                                                                                                       -----------
                     ARKANSAS--1.0%
Aaa      5,000       Univ. of Arkansas Rev., Athl. Fac., Razorback Stadium Proj.,
                      3.55%, 12/01/21, FSA ...........................................  12/06 @ 100      5,144,050
                                                                                                       -----------
                     CALIFORNIA--3.0%
AAA      6,000       California St., GO, 6.30%, 9/01/06, AMBAC .......................  No Opt. Call     6,857,340
AAA      1,910++     California St. Pub. Wrks. Rev., Univ. of Cal.,
                      Ser. A, 6.20%, 12/01/02, AMBAC .................................       N/A         1,987,431
AAA      5,570       Los Angeles Wastewtr. Sys. Rev., 5.625%, 6/01/07, MBIA ..........   6/03 @ 102      5,857,022
                                                                                                       -----------
                                                                                                        14,701,793
                                                                                                       -----------
                     COLORADO--8.1%
AAA     17,150       Denver City & Cnty., GO, Ser. B, 5.625%, 8/01/07, MBIA ..........  No Opt. Call    19,139,571
AAA      9,700       Metropolitan Football Stad. Dist., Sales Tax Rev.,
                      Ser. A, Zero Coupon, 1/01/07, MBIA .............................  No Opt. Call     8,268,959
                     Regional Trans. Dist., COP, Transit Vehicle Proj., Ser. A, MBIA,
AAA      6,215        5.00%, 6/01/06 .................................................  No Opt. Call     6,713,257
AAA      5,470        5.00%, 6/01/07 .................................................  No Opt. Call     5,930,519
                                                                                                       -----------
                                                                                                        40,052,306
                                                                                                       -----------
                     DELAWARE--1.6%
AAA      8,000       Delaware Trans. Auth. Sys. Rev., 5.80%, 7/01/09, MBIA ...........    7/02 @102      8,160,000
                                                                                                       -----------
                     District of Columbia--1.8%
AAA      8,250++     Dist. of Columbia, GO, Ser. B, 5.90%, 6/01/04, MBIA .............       N/A         9,022,200
                                                                                                       -----------

                     FLORIDA--7.0%
AAA      1,645       Florida Mun. Ln. Council Rev., Ser. A, 4.00%, 5/01/07, MBIA .....  No Opt. Call     1,707,296
                     Greater Orlando Aviation Auth. Arpt. Fac. Rev., Ser. B, FGIC,
AAA      4,760        6.55%, 10/01/06 ................................................   10/02 @ 102     4,905,085
AAA      5,070        6.55%, 10/01/07 ................................................   10/02 @ 102     5,224,533
AAA      7,500       Jacksonville Hosp. Rev., Univ. Med. Ctr. Inc. Proj.,
                      6.50%, 2/01/07, CONNIE LEE .....................................    8/02 @ 102     7,661,925
AAA     10,645       Orange Cnty., Tourist Dev. Tax Rev., Ser. A,
                      6.375%, 10/01/06, AMBAC ........................................   10/02 @ 102    10,986,657
AAA      2,000       Sarasota Wtr. & Swr. Sys. Rev., 4.25%, 10/01/06, MBIA (WI) ......  No Opt. Call     2,111,080
AAA      1,865       Tampa Wtr. & Swr. Rev., 5.50%, 10/01/06, FSA (WI) ...............  No Opt. Call     2,055,696
                                                                                                       -----------
                                                                                                        34,652,272
                                                                                                       -----------

                       See Notes to Financial Statements.

------------------------------------------------------------------------------------------------------------------
       PRINCIPAL
        AMOUNT                                                                           OPTION CALL       VALUE
RATING*  (000)                                     DESCRIPTION                           PROVISIONS+     (NOTE 1)
------------------------------------------------------------------------------------------------------------------
                     GEORGIA--1.4%
AAA    $ 1,990       Burke Cnty. Dev. Auth., PCR, Oglethorpe Pwr. Corp.,
                      Ser. B, 6.45%, 1/01/05, MBIA ...................................   1/04 @ 101    $ 2,107,012
AAA      4,805       Columbus Wtr. & Sew. Rev., 4.00%, 5/01/07, FSA ..................   No Opt. Call    4,952,129
                                                                                                       -----------
                                                                                                         7,059,141
                                                                                                       -----------
                     HAWAII--4.7%
                     Hawaii St., GO,
AAA      5,675        Ser. CP, 5.50%, 10/01/06, FGIC .................................  No Opt. Call     6,257,709
AAA      9,000        Ser. CS, 5.25%, 4/01/06, MBIA ..................................  No Opt. Call     9,744,930
AAA      1,265        Ser. CW, 3.60%, 8/01/06, FGIC ..................................  No Opt. Call     1,298,206
                     Honolulu City & Cnty., GO, Ser. A,
AAA      2,275        4.00%, 9/01/06, FSA ............................................  No Opt. Call     2,371,324
AAA      3,500        5.80%, 1/01/07, FGIC ...........................................  No Opt. Call     3,873,765
                                                                                                       -----------
                                                                                                        23,545,934
                                                                                                       -----------
                     ILLINOIS--20.8%
                     Champaign Cnty. Cmnty. Unit. Sch. Dist., No. 116, Ser. C, FGIC,
AAA      1,065        Zero Coupon, 1/01/07 ...........................................  No Opt. Call       907,082
AAA      2,760        Zero Coupon, 1/01/08 ...........................................  No Opt. Call     2,228,810
AAA     12,000       Chicago, GO, Ser. A, 4.25%, 1/01/07, MBIA .......................  No Opt. Call    12,498,360
AAA      1,565       Chicago Wastewtr. Trans. Rev., Ser. A, 3.50%, 1/01/07, AMBAC ....  No Opt. Call     1,581,245
AAA      5,555++     Cook Cnty., GO, Ser. A, 6.40%, 11/15/02, MBIA ...................       N/A         5,769,812
Aaa      7,220       Cook Cnty. Cmnty. Sch. Dist., Zero Coupon, 12/01/07, FGIC .......  No Opt Call.     5,952,818
                     Du Page Cnty. Illinois Trans. Rev., FSA,
AAA      4,815        4.50%, 1/01/07 .................................................  No Opt. Call     5,064,946
AAA      5,390        4.50%, 1/01/09 .................................................  No Opt. Call     5,614,332
                     Illinois Hlth. Fac. Auth. Rev.,
AAA      3,300        Elmhurst Mem. Hosp., 6.60%, 1/01/07, FGIC ......................   8/02 @ 102      3,373,623
AAA     14,585        Sisters Svcs., Inc., Ser. C, 6.625%, 6/01/06, MBIA .............   8/02 @ 102     14,941,603
                     Illinois St. Sales Tax Rev., Ser. O,
AAA      5,900        Zero Coupon, 6/15/07 ...........................................  No Opt. Call     4,939,834
AAA      5,635        Zero Coupon, 6/15/08 ...........................................  No Opt. Call     4,465,738
                     Illinois St., GO, First Ser.,
AAA     15,080        3.25%, 11/01/06, FGIC ..........................................  No Opt. Call    15,273,929
AAA      4,000        4.00%, 4/01/07, FSA ............................................  No Opt. Call     4,131,120
AAA     12,625        4.25%, 4/01/07, MBIA ...........................................  No Opt. Call    13,199,311
AAA      1,000       Kane Cnty., GO, 3.75%, 1/01/07, FGIC ............................  No Opt. Call     1,020,760
AAA      2,000       Will Cnty. Cmnty. Sch. Dist. Rev., 7.05%, 12/01/08, AMBAC .......  No Opt. Call     2,388,040
                                                                                                       -----------
                                                                                                       103,351,363
                                                                                                       -----------
                     INDIANA--2.6%
AAA      5,000       Indiana Bond Bank Sch. Fund Rev., 4.00%, 2/01/07, AMBAC .........  No Opt. Call     5,169,200
AAA      9,000       Indiana Univ. Rev., Student Fee, Zero Coupon, 8/01/06, AMBAC ....  No Opt. Call     7,870,590
                                                                                                       -----------
                                                                                                        13,039,790
                                                                                                       -----------
                     IOWA--0.8%
AAA      3,940       West Des Moines Cmnty. Sch. Dist. Rev., 4.00%, 6/01/07, AMBAC ...   No Opt. Call    4,071,754
                                                                                                       -----------
                     KENTUCKY--3.7%
AAA     12,610       Kentucky Econ. Dev. Fin. Auth., Hlth. Sys.
                      Rev., Norton Hlth. Inc., Ser. B, Zero Coupon, 10/01/07 .........   No Opt. Call   10,442,215
                     Kentucky St. Ppty. & Bldgs. Auth. Rev., Proj. No. 69, FSA,
AAA      2,035        Ser. B, 4.00%, 8/01/06 .........................................   No Opt. Call    2,126,717
AAA      5,560        Ser. C, 4.00%, 8/01/06 .........................................   No Opt. Call    5,821,487
                                                                                                       -----------
                                                                                                        18,390,419
                                                                                                       -----------
                     LOUISIANA--7.7%
                     Jefferson Sales Tax Dist. Rev., FGIC,
AAA      5,590++      Ser. A, 6.75%, 12/01/02 ........................................       N/A         5,713,204
AAA     12,455        Ser. A, 6.75%, 12/01/06 ........................................  No Opt. Call    12,698,246
AAA      3,435++      Ser. B, 6.75%, 12/01/02 ........................................       N/A         3,509,986


                       See Notes to Financial Statements.

------------------------------------------------------------------------------------------------------------------
       PRINCIPAL
        AMOUNT                                                                           OPTION CALL       VALUE
RATING*  (000)                                     DESCRIPTION                           PROVISIONS+     (NOTE 1)
------------------------------------------------------------------------------------------------------------------
                     LOUISIANA--(CONTINUED)
AAA    $ 3,555       Louisiana St., Off. Facs. Corp. Lease
                      Rev., Cap. Complex Prg., 4.00%, 5/01/07, AMBAC .............      No Opt. Call   $ 3,684,793
AAA      7,680       Munimae Trust, Rev., Ser. 2001-7 Cl. A, 4.40%, 12/16/08 .....           N/A         7,779,072
AAA      5,250       New Orleans, GO, Zero Coupon, 9/01/06, AMBAC ................      No Opt. Call     4,573,065
                                                                                                       -----------
                                                                                                        37,958,366
                                                                                                       -----------
                     MASSACHUSETTS--3.5%
AAA     11,760       Massachusetts St., GO, Ser. A, 5.25%, 1/01/09, FSA ..........      No Opt. Call    12,845,801
AAA      4,685       Munimae Trust, Rev., Ser. 2001-8 Cl. A, 4.40%, 8/14/13 ......           N/A         4,745,436
                                                                                                       -----------
                                                                                                        17,591,237
                                                                                                       -----------
                     MICHIGAN--2.8%
AAA      2,100       Grand Rapids Wtr. Sup. Rev., 4.00%, 1/01/07, FGIC ...........      No Opt. Call     2,170,749
                     Michigan Mun. Bond Auth. Rev.,
AAA      5,000        Spec. Tax, Ser. D, Zero Coupon, 5/15/06, MBIA ..............      No Opt. Call     4,414,000
AAA      1,165++      Ser. G, 6.35%, 11/01/04, AMBAC .............................           N/A         1,303,332
AAA        675        Ser. G, 6.35%, 11/01/06, AMBAC .............................        11/04 @102       745,308
AAA      4,850       Michigan St. Trunk Line Rev., Ser. A, 4.00%, 11/01/06, FSA ..      No Opt. Call     5,063,303
                                                                                                       -----------
                                                                                                        13,696,692
                                                                                                       -----------
                     MINNESOTA--1.8%
AAA      5,075       Metropolitan Council Minneapolis-St. Paul,
                      GO, 5.25%, 12/01/06 ........................................      No Opt. Call     5,585,545
AAA      2,960       Minnesota St. Hsg. Fin. Auth. Rev.,
                      Ser. D, 5.35%, 8/01/06, MBIA ...............................         2/05@ 102     3,126,796
                                                                                                       -----------
                                                                                                         8,712,341
                                                                                                       -----------
                     MISSISSIPI--0.4%
Aaa      1,935       Vicksburg, GO, 4.00%, 4/01/07, MBIA .........................      No Opt. Call     1,999,281
                                                                                                       -----------

                     NEBRASKA--0.8%
AAA      3,850       Douglas Cnty. Sch. Dist., No. 017 Millard, GO,
                      3.20%, 11/15/06, FSA .......................................      No Opt. Call     3,895,315
                                                                                                       -----------
                     NEVADA--1.4%
                     Nevada Dept. of Bus. & Ind. Rev., Las Vegas Monorail, AMBAC,
AAA        800        Zero Coupon, 1/01/07 .......................................      No Opt. Call       680,472
AAA      1,295        Zero Coupon, 1/01/08 .......................................      No Opt. Call     1,044,625
AAA      2,975       Clark Cnty., GO, Library Dist., 4.00%, 2/01/07, FGIC ........      No Opt. Call     3,070,527
AAA      2,005       Las Vegas, GO, Public Safety Bonds, 4.00%, 4/01/07, FSA .....      No Opt. Call     2,071,606
                                                                                                       -----------
                                                                                                         6,867,230
                                                                                                       -----------
                     NEW HAMPSHIRE--0.5%
AAA      2,310       New Hampshire High. Ed. Auth. Rev., Elliot Hosp. of
                      Manchester, 6.70%, 10/01/06, AMBAC .........................       10/02 @ 102     2,361,259
                                                                                                       -----------
                     NEW JERSEY--4.0%
AAA        265       Elizabeth, GO, 6.60%, 8/01/06, MBIA .........................         8/02@ 102       269,524
AAA      8,565       New Jersey St. Highway Auth. Gen. Rev., Garden St. Pkwy.,
                      5.00%, 1/01/07, FGIC .......................................      No Opt. Call     9,239,579
AAA      5,000       New Jersey St. Trans. Trust Fund Auth. Sys. Rev., Ser. A,
                      5.125%, 6/15/07, AMBAC .....................................        6/05@102       5,376,050
                     No. Jersey Dist. Wtr. Sply. Rev., MBIA,
AAA      2,525        Wanaque No. Proj., Ser. B, 6.50%, 11/15/06 .................       7/02 @ 102      2,573,833
AAA      1,065        Wanaque So. Proj., 6.50%, 7/01/06 ..........................           ETM         1,179,605
AAA      1,250       Warren Cnty. Fin. Auth., PCR, 6.55%, 12/01/06, MBIA .........       12/02 @ 102     1,297,938
                                                                                                       -----------
                                                                                                        19,936,529
                                                                                                       -----------
                     New Mexico--1.3%
AAA      3,535       Gallup, PCR, Plains Elec. Generation, 6.50%, 8/15/07, MBIA ..       8/02 @ 102      3,623,834
AAA      2,865       New Mexico Fin. Auth. Rev., Pub. Proj. Revolving Fund,
                      Ser. A, 3.50%, 6/01/07, MBIA ...............................      No Opt. Call     2,898,836
                                                                                                       -----------
                                                                                                         6,522,670
                                                                                                       -----------


                       See Notes to Financial Statements.



------------------------------------------------------------------------------------------------------------------
       PRINCIPAL
        AMOUNT                                                                           OPTION CALL      VALUE
RATING*  (000)                                     DESCRIPTION                           PROVISIONS+     (NOTE 1)
------------------------------------------------------------------------------------------------------------------
                     NEW YORK--13.1%
AAA    $ 2,800       Nassau Cnty., GO, Ser. Y, 5.00%, 3/01/06, FGIC ..................  No Opt. Call  $  2,998,716
                     New York City, GO,
AAA     13,000        Ser. A, 7.00%, 8/01/07, FSA ....................................  8/06 @ 101.5    14,996,670
AAA     10,000        Ser. E, 6.125%, 8/01/06, MBIA                                     No Opt. Call    11,210,900
AAA     11,100       New York City Mun. Wtr. Fin. Auth. Rev., Wtr. & Swr. Sys.,
                      Ser. A, 6.15%, 6/15/07, FGIC ...................................   8/02 @ 101.5   11,308,236
AAA      4,500       New York St. Env. Fac. Corp., PCR, Ser. D, 6.40%, 5/15/06 .......  11/04 @ 102      4,980,060
AAA      9,830       New York St. Hsg. Fin. Agcy. Rev., Hsg. Proj. Mtge.,
                      Ser. A, 5.50%, 11/01/06, FSA ...................................   5/06 @ 102     10,543,265
AAA      5,250       New York St. Urb. Dev. Corp. Rev., 5.625%, 1/01/07, AMBAC           1/03 @ 102      5,450,077
AAA      3,270       Rochester, GO, Ser. B, 4.00%, 2/15/07, MBIA .....................  No Opt. Call     3,382,946
                                                                                                       -----------
                                                                                                        64,870,870
                                                                                                       -----------
                     NORTH CAROLINA--1.3%
AAA      6,000       North Carolina Eastern Mun. Pwr. Agcy. Sys. Rev.,
                      Ser. B, 6.00%, 1/01/06, CAPMAC .................................  No Opt. Call     6,624,420
                                                                                                       -----------
                     NORTH DAKOTA--0.4%
AAA      2,035       Grand Forks Hlth. Care Fac. Rev., United Hosp. Oblig. Grp.,
                      6.50%, 12/01/06, MBIA ..........................................   8/02 @ 102      2,078,732
                                                                                                       -----------

                     OHIO--4.1%
AAA      1,000       American Muni. Pwr. Inc., Rev., Omega JU2 Proj.,
                      4.00%, 1/01/07, AMBAC ..........................................  No Opt. Call     1,035,810
AAA      2,170       Cincinnati City Sch. Dist., Sch. Imprvt., GO,
                      4.00%, 12/01/06, MBIA ..........................................  No Opt. Call     2,271,838
AAA      1,285       Milford Sch. Dist., GO, Sch. Imprvt., 3.25%, 12/01/06, FSA ......  No Opt. Call     1,305,612
                     Ohio St. Bldg. Auth., Rev., Ser. A, FSA,
AAA      4,585        Admin. Bldg. Fd., 5.00%, 10/01/06 ..............................  No Opt. Call     4,974,358
AAA     10,000        Adult Correction, 5.00%, 10/01/06 ..............................  No Opt. Call    10,849,200
                                                                                                       -----------
                                                                                                        20,436,818
                                                                                                       -----------
                     OREGON--0.8%
AAA      2,020       Oregon St. Dept. Admin. Svcs., COP, 5.00%, 11/01/06, FSA ........  No Opt. Call     2,156,512
Aaa      2,000       Washington & Clackamas Cntys. Sch. Dist. Rev.,
                      3.125%, 6/15/07, MBIA ..........................................  No Opt. Call     1,998,840
                                                                                                       -----------
                                                                                                         4,155,352
                                                                                                       -----------
                     PENNSYLVANIA--6.7%
AAA      6,200++     Beaver Cnty. Hosp. Auth. Rev., 6.625%, 7/01/02, AMBAC ...........       N/A         6,324,000
AAA      1,500       Delaware Cnty. Wtr. Quality Ctrl. Auth., Swr. Rev.,
                      4.00%, 5/01/07, FGIC ...........................................  No Opt. Call     1,554,075
Aaa      1,345       Fleetwood Area Sch. Dist., GO, 4.00%, 4/01/07, FGIC .............  No Opt. Call     1,392,680
AAA      1,615       Oxford Area Sch. Dist., GO, Ser. A, 4.00%, 2/15/07, FGIC ........  No Opt. Call     1,670,782
AAA      1,900       Pennsylvania St. Dept. Gen. Services, COP, 4.25%, 5/01/06, FSA ..  No Opt. Call     1,992,226
                     Pennsylvania St. Turnpike Comm. Rev., FGIC
AAA      2,375        Ser. A, 4.125%, 12/01/06 .......................................  No Opt. Call     2,493,655
AAA      4,500        Ser. O, 5.80%, 12/01/07 ........................................   12/02 @ 102     4,659,165
                     Philadelphia, GO, FSA,
AAA      1,000        4.00%, 9/15/06 .................................................  No Opt. Call     1,042,720
AAA      3,100        4.05%, 9/15/07 .................................................  No Opt. Call     3,227,348
AAA      1,550       Philadelphia Mun. Auth., Justice Lease Rev.,
                      Ser. A, 7.00%, 11/15/04, MBIA ..................................    8/02 @ 102     1,587,464
AAA      2,950       Philadelphia Wtr. & Wastewtr., Rev., 5.50%, 6/15/06, MBIA .......  No Opt. Call     3,234,262
                     Pocono Mtn. Sch. Dist., GO, FSA,
Aaa        875        4.50%, 4/01/07 .................................................  No Opt. Call       925,155
Aaa      3,025        4.50%, 10/01/07 ................................................  No Opt. Call     3,215,575
                                                                                                       -----------
                                                                                                        33,319,107
                                                                                                       -----------
                     RHODE ISLAND--1.1%
AAA      1,865       Providence, GO, Ser. C, 3.75%, 1/15/07, FGIC ....................   No Opt. Call    1,908,790
AAA      3,400       Rhode Island & Providence Plan., GO, Cons. Cap. Dev. Ln.,
                      Ser. A, 4.00%, 12/01/06, FSA ...................................   No Opt. Call    3,552,354
                                                                                                       -----------
                                                                                                         5,461,144
                                                                                                       -----------

                       See Notes to Financial Statements.

-------------------------------------------------------------------------------------------------------------------
       PRINCIPAL
        AMOUNT                                                                           OPTION CALL       VALUE
RATING*  (000)                                     DESCRIPTION                           PROVISIONS+      (NOTE 1)
-------------------------------------------------------------------------------------------------------------------
                     SOUTH CAROLINA--0.9%
AAA    $ 4,390       Piedmont Mun. Pwr. Agcy. Elec. Rev., 6.85%, 1/01/07, FGIC .......   7/02 @ 102    $ 4,433,900
                                                                                                       -----------
                     TEXAS--21.4%
AAA      6,575       Austin Wtr. & Wastewtr. Sys. Rev., Ser. C,
                      3.75%, 11/15/06, FSA ...........................................  No Opt. Call     6,786,123
AAA      2,400       Corpus Christi, Gen. Imprvt., GO, Ser. A, 5.00%, 3/01/07, FSA ...  No Opt. Call     2,581,512
AAA      1,095       Corpus Christi Bus. & Job Dev., Corp. Sales Tax Rev.,
                      4.00%, 3/01/07, AMBAC ..........................................  No Opt. Call     1,130,763
AAA      8,500       Cypress-Fairbanks Indpt. Sch. Dist., GO,
                      Zero Coupon, 8/01/06, AMBAC ....................................  No Opt. Call     7,418,375
AAA      6,355       Dallas Rapid Transit Sales Tax Rev.,
                      Sr. Lien, 3.70%, 12/01/06, AMBAC ...............................  No Opt. Call     6,548,065
AAA      2,280       Denton Utility Sys. Rev., Mult. Util. Imprvt.,
                      4.25%, 12/01/06, AMBAC .........................................  No Opt. Call     2,400,794
AAA      3,445       El Paso Cnty., GO, 4.00%, 2/15/07, FSA ..........................  No Opt. Call     3,556,515
AAA      3,375++     Ft. Bend Cnty., Perm. Imprvt., GO, 6.60%, 9/01/02, FGIC .........       N/A         3,403,890
                     Harris Cnty. Rev., Toll Rd., Sr. Lien, Ser. A,
AAA     13,555++      6.50%, 8/15/02, FGIC ...........................................       N/A        13,908,108
AAA      1,955        6.50%, 8/15/06, FGIC ...........................................   8/02 @ 102      2,004,129
AAA        590        6.50%, 8/15/07, FGIC ...........................................   8/02 @ 102        604,827
AAA      1,000       Houston Area Wtr. Corp. Rev., Wtr. Purif. Proj.,
                      4.00%, 3/01/07, FGIC ...........................................  No Opt. Call     1,032,660
AAA     13,225       Houston Wtr. & Swr. Sys. Rev., Ser. B, 6.75%, 12/01/08, FGIC ....   8/02 @ 102     13,531,026
AAA      6,435       Munimae Trust, Rev., Ser. 2001-10 Cl. A, 4.40%, 7/25/08 .........       N/A         6,518,012
AAA      1,550++     No. Texas Wtr. Dist. Rev., 6.40%, 6/01/03, MBIA .................       N/A         1,618,448
AAA      2,915       Odessa Texas Wtr. & Swr. Rev., 4.25%, 4/01/07, FSA ..............  No Opt. Call     3,043,668
                     Round Rock Indpt. Sch. Dist., GO, Ser. A, PSFG,
AAA      2,465        4.25%, 8/01/06 .................................................  No Opt. Call     2,586,081
AAA      1,000        4.25%, 8/01/07 .................................................  No Opt. Call     1,047,100
AAA      8,115       San Antonio Elec. & Gas. Rev., Ser. B,
                      Zero Coupon, 2/01/08, FGIC .....................................       ETM         6,585,322
AAA     15,000       Texas Mun. Pwr. Agcy. Rev., Zero Coupon, 9/01/06, AMBAC .........  No Opt. Call    13,055,250
AAA      3,000       Texas Tech. Univ. Rev., 6th Ser., 4.25%, 2/15/07, AMBAC .........  No Opt. Call     3,129,060
AAA      3,395       Tyler Cnty. Hlth. Fac. Dev. Corp. Rev., Mother Francis Hosp.,
                      6.50%, 7/01/06, FGIC ...........................................    7/02 @ 102     3,475,122
                                                                                                       -----------
                                                                                                       105,964,850
                                                                                                       -----------
                     UTAH--5.6%
                     Utah St., GO, Ser. B,
AAA      5,950        4.50%, 7/01/06 .................................................  No Opt. Call     6,325,088
AAA     20,000        4.50%, 7/01/07 .................................................  No Opt. Call    21,280,400
                                                                                                       -----------
                                                                                                        27,605,488
                                                                                                       -----------
                     WASHINGTON--9.2%
AAA      1,325       Benton Cnty. Pub. Util. Dist., Elec. Rev.,
                      3.75%, 11/01/06, FSA ...........................................  No Opt. Call     1,367,161
AAA      3,000       Clark Cnty. Pub. Util. Dist., No. 001 Elec. Rev.,
                      4.00%, 1/01/07, AMBAC ..........................................  No Opt. Call     3,094,710
AAA      2,090       King Cnty., GO, 3.50%, 12/01/06, MBIA ...........................  No Opt. Call     2,136,314
AAA      3,085       King Cnty. Swr. Rev., 3.50%, 1/01/07, FGIC ......................  No Opt. Call     3,118,318
AAA      2,100       Kitsap Cnty., GO, Ser. B, 4.00%, 12/01/06, AMBAC ................  No Opt. Call     2,189,670
                     Seattle, GO, Ser. E, MBIA,
AAA      1,700        Zero Coupon, 12/15/07 ..........................................  No Opt. Call     1,395,207
AAA      1,345        Zero Coupon, 12/15/08 ..........................................  No Opt. Call     1,043,411
                     Snohomish Cnty. Pub. Util. Dist., Elec. Rev.,
AAA      5,620        4.125%, 12/01/06, FSA ..........................................  No Opt. Call     5,888,861
AAA      1,250        6.55%, 1/01/07, FGIC ...........................................       ETM         1,288,700
AAA      3,890       Tacoma Elec. Sys. Rev., Ser. A, 4.00%, 1/01/07, FSA .............  No Opt. Call     4,012,807
Aaa      3,360       Thurston Cnty. Sch. Dist. No. 3 North Thurston, GO,
                      4.25%, 12/01/06, FSA ...........................................  No Opt. Call     3,538,013
AAA      5,000       Washington St., GO, Ser. B, 5.00%, 1/01/08, MBIA ................  No Opt. Call     5,350,200
AAA     12,875       Washington St. Pub. Pwr. Sply. Sys. Rev.,
                      Nuclear Proj. No. 2, Ser. A, Zero Coupon, 7/01/06, MBIA ........  No Opt. Call    11,261,634
                                                                                                       -----------
                                                                                                        45,685,006
                                                                                                       -----------
                     WEST VIRGINIA--1.6%
                     West Virginia Econ. Dev. Auth. Rev., Correctional Fac., MBIA,
AAA      1,500        Pub. A, 4.00%, 6/01/07 .........................................  No Opt. Call     1,548,090
AAA      1,000        Pub. B, 4.00%, 6/01/06 .........................................  No Opt. Call     1,036,620
AAA      5,300       West Virginia St., GO, 4.00%, 6/01/06, FSA ......................  No Opt. Call     5,515,975
                                                                                                       -----------
                                                                                                         8,100,685
                                                                                                       -----------

                       See Notes to Financial Statements.


-------------------------------------------------------------------------------------------------------------------
       PRINCIPAL
        AMOUNT                                                                           OPTION CALL       VALUE
RATING*  (000)                                     DESCRIPTION                           PROVISIONS+     (NOTE 1)
-------------------------------------------------------------------------------------------------------------------
                     WISCONSIN--4.8%
Aaa    $ 1,380       Appleton Wtrwks. Rev., 4.00%, 1/01/07, FGIC .....................  No Opt. Call  $  1,423,567
AAA      5,000       Kenosha, GO, Ser. B, Zero Coupon, 10/15/08, FSA .................  No Opt. Call     3,930,850
AAA      1,275       Milwaukee, GO, Ser. W, 4.00%, 3/15/07, FSA ......................  No Opt. Call     1,316,973
AAA      2,850       Wisconsin St. Hlth. & Ed. Fac. Auth. Rev., Columbia Hosp.,
                      6.50%, 11/15/06, MBIA ..........................................   8/02 @ 102      2,909,764
                     Wisconsin St., COP, Ser. A, FSA,
AAA        880        3.75%, 3/01/07 .................................................  No Opt. Call       899,289
AAA     12,780        3.75%, 9/01/07 .................................................  No Opt. Call    13,089,404
                                                                                                       -----------
                                                                                                        23,569,847
                                                                                                       -----------
                     TOTAL LONG-TERM INVESTMENTS (COST $762,181,503) .................                 800,919,465
                                                                                                       -----------
                     SHORT-TERM INVESTMENTS**--0.1%
VMIG1      500       Indiana St. Dev. Fin. Auth. Environ. Rev., PSI Energy Inc.
                      Proj., 1.95%, 7/01/02, FRDD (cost $500,000) ....................      N/A            500,000
                                                                                                       -----------
                     TOTAL INVESTMENTS--161.5% (COST $762,681,503) ...................                 801,419,465
                     Liabilities in excess of other assets--(1.2)% ...................                  (6,027,689)
                     Preferred stock at redemption value,
                      including dividends payable--(60.3)% ...........................                (299,208,496)
                                                                                                       -----------
                     NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS--100% ..............                $496,183,280
                                                                                                      ============

-----------

 *  Using the higher of Standard & Poor's, Moody's or Fitch's rating.
** For purposes of amortized cost valuation, the maturity date of these instruments is considered to be the earlier of the next date on which the security can be redeemed at par, or the next date on which the rate of interest is adjusted.
 + Date (month/year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
++  This bond is prefunded. See Glossary for definition.


--------------------------------------------------------------------------------------------------------------
                                     KEY TO ABBREVIATIONS:
 AMBAC      -- American Municipal Bond Assurance Corporation      FRDD  -- Floating Rate Daily Demand**
 CAPMAC     -- Capital Markets Assurance Company                  GO    -- General Obligation
 COP        -- Certificate of Participation                       MBIA  -- Municipal Bond Insurance Association
 CONNIE LEE -- College Construction Loan Insurance Association    PCR   -- Pollution Control Revenue
 ETM        -- Escrowed to Maturity                               PSFG  -- Permanent School Fund Guaranty
 FGIC       -- Financial Guaranty Insurance Company               WI    -- When Issued
 FRDD       -- Floating Rate Daily Demand
--------------------------------------------------------------------------------------------------------------


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK MUNICIPAL
TARGET TERM TRUST INC.
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2002 (UNAUDITED)
--------------------------------------------------------------------------------


ASSETS
Investments, at value (cost $762,681,503)
  (Note 1) ..................................................       $801,419,465
Cash ........................................................            193,758
Interest receivable .........................................          9,354,052
Other assets ................................................             49,921
                                                                    ------------
                                                                     811,017,196
                                                                    ------------
LIABILITIES
Payable for investments purchased ...........................         12,965,310
Dividends payable--common shares ............................          2,176,078
Investment advisory fee payable (Note 2) ....................            228,055
Administration fee payable (Note 2) .........................             45,611
Deferred Directors fees (Note 1) ............................             43,344
Other accrued expenses ......................................            167,022
                                                                    ------------
                                                                      15,625,420
                                                                    ------------
PREFERRED SHARES AT REDEMPTION VALUE
$.01 par value per share and $25,000 liquidation
  value per share applicable to 11,964 shares,
  including dividends payable (Note 1 & 4) ..................        299,208,496
                                                                    ------------
NET ASSETS APPLICABLE TO
COMMON SHAREHOLDERS .........................................       $496,183,280
                                                                    ============
Composition of Net Assets Applicable to
  Common Shareholders:
  Par value (Note 4) ........................................       $    454,106
  Paid-in capital in excess of par ..........................        420,179,598
  Undistributed net investment income (Note 1) ..............         35,151,770
  Accumulated net realized gain (Note 1) ....................          1,659,844
  Net unrealized appreciation (Note 1) ......................         38,737,962
                                                                    ------------
Net assets applicable to common shareholders,
  June 30, 2002 .............................................       $496,183,280
                                                                    ============
Net asset value per common share:
  ($496,183,280 / 45,410,639 shares of
  common stock issued and outstanding) ......................             $10.93
                                                                           =====

--------------------------------------------------------------------------------
THE BLACKROCK MUNICIPAL
TARGET TERM TRUST INC.
STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 2002 (UNAUDITED)
--------------------------------------------------------------------------------

NET INVESTMENT INCOME
Income
  Interest (Note 1) ......................................         $ 18,806,947
                                                                   ------------
Expenses
  Investment advisory ....................................            1,365,429
  Auction agent ..........................................              370,685
  Administration .........................................              273,086
  Custodian ..............................................               85,000
  Reports to shareholders ................................               56,000
  Directors ..............................................               36,000
  Legal ..................................................               29,000
  Independent accountants ................................               24,000
  Transfer agent .........................................               22,000
  Registration ...........................................               19,000
  Miscellaneous ..........................................              135,043
                                                                   ------------
    Total expenses .......................................            2,415,243
  Less fees paid indirectly (Note 2) .....................               (2,805)
                                                                   ------------
Net expenses .............................................            2,412,438
                                                                   ------------
Net investment income ....................................           16,394,509
                                                                   ------------

REALIZED AND UNREALIZED GAIN
ON INVESTMENTS
Net realized gain on investments .........................              512,183
Net change in unrealized appreciation on
  investments ............................................           14,167,500
                                                                   ------------
Net gain on investments ..................................           14,679,683
                                                                   ------------

DIVIDENDS TO PREFERRED SHAREHOLDERS
FROM NET INVESTMENT INCOME ...............................           (2,007,018)
                                                                   ------------
NET INCREASE IN NET ASSETS APPLICABLE
TO COMMON SHAREHOLDERS
RESULTING FROM OPERATIONS ................................         $ 29,067,174
                                                                   ============


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK MUNICIPAL TARGET TERM TRUST INC.
STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)
--------------------------------------------------------------------------------

                                                                                               SIX MONTHS ENDED        YEAR ENDED
                                                                                                   JUNE 30,            DECEMBER 31,
                                                                                                     2002                2001(1)
                                                                                               ----------------        ------------
INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS:

OPERATIONS:
  Net investment income ..................................................................       $  16,394,509        $  37,802,873
  Net realized gain on investments .......................................................             512,183            4,448,122
  Net change in unrealized appreciation on investments ...................................          14,167,500           (9,640,709)
  Dividends to preferred shareholders from net investment income .........................          (2,007,018)          (7,662,916)
  Distributions to preferred shareholders from net realized gain on investments ..........                --               (899,950)
                                                                                                 -------------        -------------
    Net increase in net assets resulting from operations .................................          29,067,174           24,047,420
                                                                                                 -------------        -------------

DIVIDENDS AND DISTRIBUTIONS TO COMMON SHAREHOLDERS:
  From net investment income .............................................................         (13,056,169)         (26,112,458)
  From net realized gain on investments ..................................................                --             (2,529,509)
                                                                                                 -------------        -------------
    Total dividends and distributions ....................................................         (13,056,169)         (28,641,967)
                                                                                                 -------------        -------------

CAPITAL SHARE TRANSACTIONS:
  Unused offering costs related to issuance of preferred share ...........................                --                120,776
                                                                                                 -------------        -------------
  Net credits from capital share transactions ............................................                --                120,776
                                                                                                 -------------        -------------
    Total increase (decrease) ............................................................          16,011,005           (4,473,771)
                                                                                                 -------------        -------------

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Beginning of period ......................................................................         480,172,275          484,646,046
                                                                                                 -------------        -------------
End of period (including undistributed net investment income of
  $35,151,770 and $33,820,448, respectively) .............................................       $ 496,183,280        $ 480,172,275
                                                                                                 =============        =============

----------

(1) Prior year amounts have been restated to conform to the current period's presentation under the provisions of EITF D-98 (Note 1).



                       See Notes to Financial Statements.

-------------------------------------------------------------------------------
THE BLACKROCK MUNICIPAL TARGET TERM TRUST INC.
FINANCIAL HIGHLIGHTS (UNAUDITED)
-------------------------------------------------------------------------------

                                                                                         YEAR ENDED DECEMBER 31,(1)
                                                           SIX MONTHS ENDED  -------------------------------------------------
                                                            JUNE 30, 2002    2001       2000        1999       1998       1997
                                                            -------------    ----       ----        ----       ----       ----
PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period(2) ...................   $ 10.57     $  10.67     $  10.60     $  11.21   $  11.22  $  10.96
                                                              -------     --------     --------     --------   --------  --------
Investment operations:
  Net investment income(3) ................................      0.36         0.83         0.90         0.85       0.85      0.85
  Net realized and unrealized gain (loss) on investments(3)      0.33        (0.10)        0.05        (0.68)     (0.08)     0.20
Dividends and distributions to preferred shareholders from:
  Net investment income ...................................     (0.04)       (0.17)       (0.26)       (0.16)     (0.17)     (0.18)
  Net realized gain on investments ........................        --        (0.02)        --           --         --          --4
                                                              -------     --------     --------     --------   --------  --------
Net increase from investment operations ...................      0.65         0.54         0.69         0.01       0.60      0.87
                                                              -------     --------     --------     --------   --------  --------
Dividends and distributions to common shareholders from:
  Net investment income ...................................     (0.29)       (0.58)       (0.60)       (0.62)     (0.61)     (0.61)
  Net realized gain on investments ........................       --         (0.06)        --           --         --          --(4)
                                                              -------     --------     --------     --------   --------  --------
Total dividends and distributions .........................     (0.29)       (0.64)       (0.60)       (0.62)     (0.61)     (0.61)
                                                              -------     --------     --------     --------   --------  --------
Capital charge with respect to issuance of
  preferred shares ........................................       --            --(5)     (0.02)        --         --          --
                                                              -------     --------     --------     --------   --------  --------
Net asset value, end of period(2) .........................   $ 10.93     $  10.57     $  10.67     $  10.60   $  11.21  $  11.22
                                                              =======     ========     ========     ========   ========  ========
Market value, end of period(2) ............................   $ 10.76     $  10.40     $  9.938     $   9.81   $  11.38  $  11.00
                                                              =======     ========     ========     ========   ========  ========
TOTAL INVESTMENT RETURN(6)..................................      6.29%       11.16%        7.63%       (8.43)%     9.35%    13.69%
                                                              =======     ========     ========     ========   ========  ========

RATIOS TO AVERAGE NET ASSETS OF COMMON
  SHAREHOLDERS:(7)
Expenses after fees paid indirectly .......................   $  1.00%(8)     0.96%        1.00%        0.87%      0.80%     0.88%
Expenses before fees paid indirectly ......................   $  1.00%(8)     0.98%        1.00%        0.87%      0.80%     0.88%
Net investment income before preferred share dividends(3) .   $  6.78%(8)     7.73%        8.61%        7.72%      7.63%     7.70%
Preferred share dividends .................................   $  0.83%(8)     1.57%        2.48%        1.49%      1.50%     1.61%
Net investment income available to common shareholders(3) .   $  5.95%(8)     6.16%        6.13%        6.23%      6.13%     6.09%

SUPPLEMENTAL DATA:
Average net assets of common shareholders (000) ...........   $  487,611  $489,251     $477,169     $497,324   $508,037  $500,227
Portfolio turnover ........................................            6%       42%           5%           4%         0%        8%
Net assets of common shareholders, end of period (000) ....      496,183  $480,172     $484,646     $481,463   $508,851  $509,613
Preferred shares outstanding (000) ........................      299,100  $299,100     $299,100     $225,000   $225,000  $225,000
Asset coverage per preferred share, end of period .........       66,482  $ 65,141     $ 65,530     $ 78,514   $ 81,550  $ 81,640

--------

(1) Prior periods have been restated to conform to the current period's presentation under the provisions of EITF D-98.

(2) Net asset value and market value are published in BARRON'S on Saturday and THE WALL STREET JOURNAL on Monday.

(3) As required, effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this accounting policy change had no impact on the total net assets of the Trust. Per share, ratios and supplemental data for years prior to 2001 have not been restated to reflect this change.

(4) Actual amount paid for the year ended December 31, 1997 to preferred shareholders was $.0008 and to common shareholders was $.0031.

(5)  Less than 0.005.

(6) Total investment return is calculated assuming a purchase of a common share at the current market price on the first day and a sale at the current market price on the last day of the period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions. Total investment returns for less than a full year are not annualized. Past performance is not a guarantee of future results.

(7) Ratios calculated on the basis of income and expenses applicable to both the common and preferred share relative to the average net assets of the common shareholders.

(8)  Annualized

The information above represents the unaudited operating performance for a common share outstanding, total investment return, ratios to average net assets and other supplemental data, for each of the periods indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Trust's common shares.


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK MUNICIPAL
TARGET TERM TRUST INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

NOTE 1. ORGANIZATION & ACCOUNTING POLICIES

The BlackRock Municipal Target Term Trust Inc. (the "Trust"), was organized in Maryland on July 16, 1991 and is registered as a diversified closed-end management investment company under the Investment Company Act of 1940. The Trust's investment objective is to provide current income that is exempt from regular Federal income tax and to return $10 per share to holders of common shares on or about December 31, 2006. The ability of issuers of debt securities held by the Trust to meet their obligations may be affected by economic developments in a specific state, industry or region. No assurance can be given that the Trust's investment objectives will be achieved.

   The following is a summary of significant accounting policies followed by the Trust.

SECURITIES VALUATION: Municipal securities (including commitments to purchase such securities on a "when-issued" basis) are valued on the basis of prices provided by dealers or pricing services selected under the supervision of the Trust's Directors. In determining the value of a particular security, pricing services may use certain information with respect to transactions in such securities, quotations from bond dealers, market transactions in comparable securities and various relationships between securities. Short-term investments may be valued at amortized cost. Any securities or other assets for which such current market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Trust's Board of Directors.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on trade date. Realized and unrealized gains and losses are calculated on the identified cost basis. The Trust also records interest income on an accrual basis and amortizes premium and accretes discount to interest income on securities purchased using the interest method.

SEGREGATION: In cases in which the Investment Company Act of 1940, as amended and the interpretive positions of the Securities and Exchange Commission ("SEC") require that the

Trust segregate assets in connection with certain Trust investments (e.g., when issued securities, reverse repurchase agreements or futures contracts), the Trust will, consistent with certain interpretive letters issued by the SEC, designate on its books and records cash or other liquid debt securities having a market value at least equal to the amount that would otherwise be required to be physically segregated.

FEDERAL INCOME TAXES: It is the Trust's intention to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute sufficient net income to shareholders. For this reason and because substantially all of the Trust's gross income consists of tax-exempt interest, no Federal income tax provision is required.

DIVIDENDS AND DISTRIBUTIONS: The Trust declares and pays dividends and distributions to common shareholders monthly, from net investment income, net realized short-term capital gains and other sources, if necessary. Net long-term capital gains, if any, in excess of loss carryforwards may be distributed annually. Dividends and distributions are recorded on the ex-dividend date. Dividends and distributions to preferred shareholders are accrued and determined as described in Note 4.

ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

DEFERRED COMPENSATION PLAN: Under a deferred compensation plan approved by the Board of Directors on February 24, 2000, non-interested Directors may elect to defer receipt of all or a portion of their annual compensation.

   Deferred amounts earn a return as though equivalent dollar amounts had been invested in common shares of other BlackRock Trusts selected by the Directors. This has the same economic effect for the Directors as if the Directors had invested the deferred amounts in such other BlackRock Trusts.

   The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Trust. The Trust may, however, elect to invest in common shares of those Trusts selected by the Directors in order to match its deferred compensation obligations.

CHANGE IN FINANCIAL STATEMENT CLASSIFICATION FOR AMPS: In accordance with the provisions of EITF D-98, "Classification and Measurement of Redeemable Securities," effective for the current period, the Trust has reclassified its Auction Market Preferred Shares ("AMPS") outside of permanent equity in the net assets section of the Statement of Assets and Liabilities. In addition, distributions to AMPS shareholders are now classified as a component of net assets resulting from operations on the Statement of Operations and Changes in Net Assets and as a component of the investment operations in the Financial Highlights. Prior year amounts presented have been restated to conform to this period's presentation. This change has no impact on the net assets applicable to common shares of the Trust.

NOTE 2. AGREEMENTS

The Trust has an Investment Advisory Agreement with BlackRock Advisors, Inc. (the "Advisor"), a wholly owned subsidiary of BlackRock, Inc., which in turn is an indirect majority owned subsidiary of PNC Financial Services Group, Inc. The Trust has an Administration Agreement with Prudential Investments LLC ("PI"), an indirect, wholly owned subsidiary of Prudential Financial, Inc.

   The investment advisory fee paid to the Advisor is computed weekly and payable monthly at an annual rate of 0.35% of the Trust's average weekly net investment assets. "Net investment assets" means the total assets of the Trust (including any assets attributable to any preferred shares that may be outstanding) minus the sum of accrued liabilities (other than debt representing financial leverage). The total dollar amounts paid to the Advisor by the Trust under the Investment Advisory Agreement for the six months ended June 30, 2002 and the years ended December 31, 2001, 2000 and 1999 were $1,365,429, $2,759,379, $2,682,707 and $2,527,527, respectively. The administration fee paid to the Administrator is also computed weekly and payable monthly at an annual rate of 0.07% of the Trust's average weekly net investment assets. The total dollar amounts paid to the Administrator by the Trust under the Administration Agreement for the six months ended June 30, 2002 and the years ended December 31, 2001, 2000 and 1999 were $273,086, $553,362, $536,541 and $506,887, respectively.

     Pursuant to the agreements, the Advisor provides continuous supervision of the investment portfolio and pays the compensation of officers of the Trust who are affiliated persons of the Advisor. The Administrator pays occupancy and certain clerical and accounting costs of the Trust. The Trust bears all other costs and expenses, which include reimbursements to the Advisor for certain operational support services provided to the Trust.

   Pursuant to the terms of the custody agreement, the Trust receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. The earning credits for the six months ended June 30, 2002, were approximately $2,805.

NOTE 3. PORTFOLIO SECURITIES

Purchases and sales of investment securities, other than short-term investments for the six months ended June 30, 2002 aggregated $56,777,266 and $41,100,173, respectively.

   The Federal income tax basis of the Trust's investments at June 30, 2002 was $762,090,381 and, accordingly, net unrealized appreciation on investments for federal income tax purposes was $39,329,084 (gross unrealized appreciation-- $39,367,729, gross unrealized depreciation--$38,645).

NOTE 4. CAPITAL

There are 200 million common shares of $.01 par value authorized. The Trust may classify or reclassify any unissued common shares into one or more series of preferred shares. Of the 45,410,639 common shares outstanding at June 30, 2002, the Advisor owned 10,639 shares. As of June 30, 2002, there were 11,964 preferred shares outstanding as follows: Series W7-5,964, Series F7-3,000 and Series W28-3,000.

   Dividends on Series W7 and Series F7 are cumulative at a rate which is reset every 7 days based on the results of an auction. Dividends on Series W28 are also cumulative at a rate which is reset every 28 days based on the results of an auction. Dividend rates ranged from 1.00% to 1.59% during the six months ended June 30, 2002.

   The Trust may not declare dividends or make other distributions on common shares or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding preferred shares would be less than 200%.

   The preferred shares are redeemable at the option of the Trust, in whole or in part, on any dividend payment date at $25,000 per share plus any accumulated or unpaid dividends whether or not declared. The preferred shares are also subject to mandatory redemption at $25,000 per share plus any accumulated or unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of the Trust as set forth in the Articles of Incorporation are not satisfied.

     The holders of preferred shares have voting rights equal to the holders of common shares (one vote per share) and will vote together with holders of shares of common share as a single class. However, holders of preferred shares are also entitled to elect two of the Trust's directors. In addition, the Investment Company Act of 1940 requires that along with approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding preferred shares, voting separately as a class would be required to
(a) adopt any plan of reorganization that would adversely affect the preferred shares and (b) take any action requiring a vote of security holders, including, among other things, changes in the Trust's subclassification as a closed-end investment company or changes in its fundamental investment restrictions.

NOTE 5. DIVIDENDS

Subsequent to June 30, 2002, the Board of Directors of the Trust declared a dividend of $0.04792 per common share payable on August 1, 2002 to shareholders of record on July 15, 2002. For the period July 1, 2002 to July 31, 2002 dividends declared on preferred shares totaled $367,433 in aggregate for the three outstanding preferred share series.

-------------------------------------------------------------------------------
                 THE BLACKROCK MUNICIPAL TARGET TERM TRUST INC.
                           DIVIDEND REINVESTMENT PLAN
-------------------------------------------------------------------------------

      Pursuant to the Trust's Dividend Reinvestment Plan (the "Plan"), common shareholders may elect to have all distributions of dividends and capital gains reinvested by EquiServe Trust Company, N.A. (the "Plan Agent") in Trust shares pursuant to the Plan. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the Plan Agent.

      The Plan Agent serves as agent for the shareholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gain distribution, the Plan Agent will acquire shares for the participants' accounts, by the purchase of outstanding shares on the open market ("open market purchases") on the New York Stock Exchange or elsewhere. The Trust will not issue any new shares under the Plan.

      Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent and will receive certificates for whole Trust shares and a cash payment for any fraction of a Trust share.

      The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases. The automatic reinvestment of dividends and distributions will not relieve participants of any Federal income tax that may be payable on such dividends or distributions.

      The Trust reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Trust reserves the right to amend the Plan to include a service charge payable by the participants. All correspondence concerning the Plan should be directed to the Plan Agent at (800) 699-1BFM or 150 Royall Street, Canton, MA 02021.

--------------------------------------------------------------------------------
                 THE BLACKROCK MUNICIPAL TARGET TERM TRUST INC.
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------


      There have been no material changes in the Trust's investment objectives or policies that have not been approved by the shareholders or to its charter or by-laws or in the principal risk factors associated with investment in the Trust. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trust's portfolio.

      Quarterly performance and other information regarding the Trust may be found on BlackRock's website, which can be accessed at http://www.blackrock.com/funds/cefunds.html. This reference to BlackRock's website is intended to allow investors public access to quarterly information regarding the Trust and is not intended to incorporate BlackRock's website into this report.

The Annual Meeting of Trust Shareholders was held May 23, 2002 to vote on the following matter:

To elect two Directors as follows:

DIRECTORS:                           CLASS        TERM         EXPIRING
--------                             -----        -----        --------
Richard E. Cavanagh .............      I         3 years         2005
James Clayburn La Force, Jr. ....      I         3 years         2005

Directors whose term of office continues beyond this meeting are Andrew F. Brimmer, Kent Dixon, Frank J. Fabozzi, Laurence D. Fink*, Walter F. Mondale and Ralph L. Schlosstein.

Shareholders elected the two Directors. The results of the voting were as follows:

                                   VOTES FOR**  VOTES AGAINST**   ABSTENTIONS**
                                   ----------    -------------    ------------
Richard E. Cavanagh .............     10,604          --                  4
James Clayburn La Force, Jr. .... 42,990,707          --            450,557

----------
* Laurence D. Fink has resigned his positions as Director and Chairman of the Board effective August 22, 2002. The Board of Directors elected Ralph L. Schlosstein as the new Chairman of the Board, elected Robert S. Kapito as the new President of the Trust and appointed Robert S. Kapito as a new Director of the Board effective August 22, 2002.

** The votes represent common and preferred shareholders voting as a single class except for Richard E. Cavanagh who was voted on and elected by the preferred shareholders only.

      Certain of the officers of the Trust listed on the back cover of this Report to Shareholders, are also officers of the Advisor. They serve in the following capacities for the Advisor: Robert S. Kapito--Director and Vice Chairman, Kevin M. Klingert--Director and Managing Director, Henry Gabbay--Managing Director and Anne Ackerley--Managing Director.

--------------------------------------------------------------------------------
                 THE BLACKROCK MUNICIPAL TARGET TERM TRUST INC.
                               INVESTMENT SUMMARY
--------------------------------------------------------------------------------


THE TRUST'S INVESTMENT OBJECTIVE

The BlackRock Municipal Target Term Trust Inc.'s investment objective is to provide current income that is exempt from regular Federal income tax and to return $10 per common share (the initial public offering price per share) to holders of common shares on or about December 31, 2006.

WHO MANAGES THE TRUST?

BlackRock Advisors, Inc. (the "Advisor") manages the Trust. The Advisor is a wholly owned subsidiary of BlackRock, Inc. ("BlackRock"), which is one of the largest publicly traded investment management firms in the United States with $250 billion of assets under management as of June 30, 2002. BlackRock manages assets on behalf of institutional and individual investors worldwide through a variety of equity, fixed income, liquidity and alternative investment products, including the BLACKROCK FUNDS and BLACKROCK PROVIDENT INSTITUTIONAL FUNDS. In addition, BlackRock provides risk management and investment system services to a growing number of institutional investors under the BLACKROCK SOLUTIONS name. Clients are served from the Company's headquarters in New York City, as well as offices in Boston, Edinburgh, Hong Kong, San Francisco, Tokyo and Wilmington. BlackRock is a member of The PNC Financial Services Group (NYSE: PNC), and is majority-owned by PNC and by BlackRock employees.

WHAT CAN THE TRUST INVEST IN?

The Trust intends to invest substantially all of its assets in a diversified portfolio of tax-exempt municipal obligations which are rated "Aaa" by Moody's or "AAA" by S&P or are covered by insurance or a guaranty of the timely payment of both principal and interest from an entity having a "Aaa" or "AAA" rating or are determined by the Advisor to be of comparable credit quality.

WHAT IS THE ADVISOR'S INVESTMENT STRATEGY?

The Advisor will seek to meet the Trust's investment objective by managing the assets of the Trust so as to return the initial offering price ($10 per share) on or about December 31, 2006. The Advisor will implement a strategy that will seek to closely match the maturity or call provisions of the assets of the portfolio with the future return of the initial investment at the end of 2006. At the Trust's termination, BlackRock expects that the value of the securities which have matured, combined with the value of the securities that are sold or are called, if any, will be sufficient to return the initial offering price to investors. On a continuous basis, the Trust will seek its objective by actively managing its portfolio of municipal obligations and retaining a portion of its income each year.

In addition to seeking the return of the initial offering price, the Advisor also seeks to provide current income exempt from regular Federal income tax to investors. The portfolio managers will attempt to achieve this objective by investing in securities that provide competitive tax-exempt income. In addition, leverage will be used to enhance the income of the portfolio. In order to maintain competitive yields as the Trust approaches maturity and depending on market conditions, the Advisor will attempt to purchase securities with call protection or maturities as close to the Trust's maturity date as possible. Securities with call protection should provide the portfolio with some degree of protection against reinvestment risk during times of lower prevailing interest rates. Since the Trust's primary goal is to return the initial offering price at maturity, any cash that the Trust receives prior to its maturity date may be reinvested in securities with maturities which coincide with the remaining term of the Trust. It is important to note that the Trust will be managed so as to preserve the integrity of the return of the initial offering price. If market conditions, such as high interest rate volatility, force a choice between current income and risking the return of the initial offering price, it is likely that the return of the initial offering price will be emphasized.

HOW ARE THE TRUST'S SHARES PURCHASED AND SOLD? DOES THE TRUST PAY DIVIDENDS REGULARLY?

The Trust's common shares are traded on the New York Stock Exchange which provides investors with liquidity on a daily basis. Orders to buy or sell shares of the Trust must be placed through a registered broker or financial advisor. The Trust pays monthly dividends which are typically paid on the first business day of the month. For shares held in the shareholder's name, dividends may be reinvested in additional shares of the Trust through its transfer agent, EquiServe Trust Company, N.A. Investors who wish to hold shares in a brokerage account should check with their financial advisor to determine whether their brokerage firm offers dividend reinvestment services.

LEVERAGE CONSIDERATIONS IN THE TRUST

The Trust employs leverage primarily through the issuance of preferred shares. Leverage permits the Trust to borrow money at short-term rates and reinvest that money in longer-term assets, which typically offer higher interest rates. The difference between the cost of the borrowed funds and the income earned on the proceeds that are invested in longer term assets is the benefit to the Trust from leverage.

Leverage increases the duration (or price sensitivity of the net assets with respect to changes in interest rates) of the Trust, which can improve the performance of the Trust in a declining rate environment, but can cause net assets to decline faster in a rapidly rising interest rate environment. The Advisor's portfolio managers continuously monitor and regularly review the Trust's use of leverage and the Trust may reduce, or unwind, the amount of leverage employed should the Advisor consider that reduction to be in the best interests of the shareholders.

SPECIAL CONSIDERATIONS AND RISK FACTORS RELEVANT TO THE TRUST

The Trust is intended to be a long-term investment and is not a short-term trading vehicle.

INVESTMENT OBJECTIVES. Although the objectives of the Trust are to provide current income that is tax exempt from regular Federal income tax and to return $10 per share to holders of common shares on or about December 31, 2006, there can be no assurance that these objectives will be achieved.

DIVIDEND CONSIDERATIONS. The income and dividends paid by the Trust are likely to decline to some extent over the term of the Trust due to the anticipated shortening of the dollar-weighted average maturity of the Trust's assets.

LEVERAGE. The Trust utilizes leverage through the issuance of preferred shares which involves special risks. The Trust's net asset value and market value may be more volatile due to its use of leverage.

MARKET PRICE OF SHARES. The shares of closed-end investment companies such as the Trust trade on the New York Stock Exchange (NYSE symbol: BMN) and as such are subject to supply and demand influences. As a result, shares may trade at a discount or a premium to their net asset value.

MUNICIPAL OBLIGATIONS. The value of municipal debt securities generally varies inversely with changes in prevailing market interest rates. Depending on the amount of call protection that the securities in the Trust have, the Trust may be subject to certain reinvestment risks in environments of declining interest rates.

ILLIQUID SECURITIES. The Trust may invest in securities that are illiquid, although under current market conditions the Trust expects to do so to only a limited extent. These securities involve special risks.

ANTITAKEOVER PROVISIONS. Certain antitakeover provisions will make a change in the Trust's business or management more difficult without the approval of the Trust's Board of Directors and may have the effect of depriving shareholders of an opportunity to sell their shares at a premium above the prevailing market price.

ALTERNATIVE MINIMUM TAX (AMT). The Trust may invest in securities subject to alternative minimum tax.

-------------------------------------------------------------------------------
                 THE BLACKROCK MUNICIPAL TARGET TERM TRUST INC.
                                    GLOSSARY
-------------------------------------------------------------------------------

CLOSED-END FUND:       Investment  vehicle  which  initially offers a  fixed  number of shares and trades on a stock  exchange.  The  Trust  invests in a  portfolio of securities  in  accordance
                       with  its   stated   investment    objectives   and  policies.

DISCOUNT:              When a Trust's net asset value is greater  than its market  price,  the Trust is said to be trading at a discount.

DIVIDEND:              Income  generated by securities in a portfolio and distributed to shareholders  after the  deduction  of  expenses.  The  Trust  declares  and  pays  dividends  to  common shareholders on a monthly basis.

DIVIDEND REINVESTMENT: Common  shareholders  may have all  dividends  and  distributions  of  capital  gains automatically reinvested into additional shares of the Trust.

MARKET PRICE:          Price per share of a  security  trading in the  secondary  market.  For a  closed-end
                       Trust,  this is the  price at  which  one  share of the  Trust  trades  on the  stock exchange.  If you were to buy or sell  shares,  you would pay or  receive  the market price.

NET ASSET VALUE (NAV): Net asset value is the total market value of all  securities and other assets held by the  Trust,  including  income  accrued  on its  investments,  minus any  liabilities including  accrued  expenses,  divided  by the  total  number of  outstanding  common shares.  It is the  underlying  value of a single  common  share on a given day.  Net asset value for the Trust is calculated  weekly and published in BARRON'S on Saturday and THE WALL STREET JOURNAL each Monday.

PREMIUM:               When a Trust's share price is greater than its net asset value,  the Trust is said to be trading at a premium.

PREREFUNDED BONDS:     These securities are collateralized by U.S.  Government  securities which are held in escrow and are used to pay  principal  and  interest on the  tax-exempt  issue and to retire the bond in full at the date indicated, typically at a premium to par.


-------------------------------------------------------------------------------
                            BLACKROCK ADVISORS, INC.
                           SUMMARY OF CLOSED-END FUNDS
-------------------------------------------------------------------------------

TAXABLE TRUSTS
-------------------------------------------------------------------------------
                                                                STOCK  MATURITY
PERPETUAL TRUSTS                                                SYMBOL   DATE
                                                                 -----   -----
The BlackRock Income Trust Inc.                                  BKT       N/A
The BlackRock North American Government Income Trust Inc.        BNA       N/A
The BlackRock High Yield Trust                                   BHY       N/A
BlackRock Core Bond Trust                                        BHK       N/A
BlackRock Strategic Bond Trust                                   BHD       N/A

TERM TRUSTS
The BlackRock Strategic Term Trust Inc.                          BGT      12/02
The BlackRock Investment Quality Term Trust Inc.                 BQT      12/04
The BlackRock Advantage Term Trust Inc.                          BAT      12/05
The BlackRock Broad Investment Grade 2009 Term Trust Inc.        BCT      12/09

TAX-EXEMPT TRUSTS
-------------------------------------------------------------------------------
                                                                STOCK  MATURITY
PERPETUAL TRUSTS                                                SYMBOL   DATE
                                                                 -----   -----
The BlackRock Investment Quality Municipal Trust Inc.            BKN       N/A
The BlackRock California Investment Quality Municipal Trust Inc. RAA       N/A
The BlackRock Florida Investment Quality Municipal Trust         RFA       N/A
The BlackRock New Jersey Investment Quality Municipal Trust Inc. RNJ       N/A
The BlackRock New York Investment Quality Municipal Trust Inc.   RNY       N/A
The BlackRock Pennsylvania Strategic Municipal Trust             BPS       N/A
The BlackRock Strategic Municipal Trust                          BSD       N/A
BlackRock California Municipal Income Trust                      BFZ       N/A
BlackRock Municipal Income Trust                                 BFK       N/A
BlackRock New York Municipal Income Trust                        BNY       N/A
BlackRock New Jersey Municipal Income Trust                      BNJ       N/A
BlackRock Florida Municipal Income Trust                         BBF       N/A
BlackRock New York Municipal Bond Trust                          BQH       N/A
BlackRock Virginia Municipal Bond Trust                          BHV       N/A
BlackRock Florida Municipal Bond Trust                           BIE       N/A
BlackRock Municipal Bond Trust                                   BBK       N/A
BlackRock Maryland Municipal Bond Trust                          BZM       N/A
BlackRock New Jersey Municipal Bond Trust                        BLJ       N/A
BlackRock California Municipal Bond Trust                        BZA       N/A
BlackRock California Municipal Income Trust II                   BCL       N/A
BlackRock New York Municipal Income Trust II                     BFY       N/A
BlackRock Municipal Income Trust II                              BLE       N/A

TERM TRUSTS
The BlackRock Municipal Target Term Trust Inc.                   BMN      12/06
The BlackRock Insured Municipal 2008 Term Trust Inc.             BRM      12/08
The BlackRock California Insured Municipal 2008 Term Trust Inc.  BFC      12/08
The BlackRock Florida Insured Municipal 2008 Term Trust          BRF      12/08
The BlackRock New York Insured Municipal 2008 Term Trust Inc.    BLN      12/08
The BlackRock Insured Municipal Term Trust Inc.                  BMT      12/10
BlackRock California Municipal 2018 Term Trust                   BJZ      12/18
BlackRock New York Municipal 2018 Term Trust                     BLH      12/18
BlackRock Municipal 2018 Term Trust                              BPK      12/18


         IF YOU WOULD LIKE FURTHER INFORMATION PLEASE DO NOT HESITATE TO
                    CALL BLACKROCK AT (800) 227-7BFM (7236)
                    OR CONSULT WITH YOUR FINANCIAL ADVISOR.

--------------------------------------------------------------------------------
                            BLACKROCK ADVISORS, INC.
                                   AN OVERVIEW
--------------------------------------------------------------------------------

      BlackRock is one of the largest publicly traded investment management firms in the United States with $250 billion of assets under management as of June 30, 2002. BlackRock manages assets on behalf of institutional and individual investors worldwide through a variety of equity, fixed income, liquidity and alternative investment products, including the BLACKROCK FUNDS and BLACKROCK PROVIDENT INSTITUTIONAL FUNDS. In addition, BlackRock provides risk management and investment system services to a growing number of institutional investors under the BLACKROCK SOLUTIONS name. Clients are served from the Company's headquarters in New York City, as well as offices in Boston, Edinburgh, Hong Kong, San Francisco, Tokyo and Wilmington. BlackRock is a member of The PNC Financial Services Group (NYSE: PNC), and is majority-owned by PNC and by BlackRock employees.

      BlackRock's fixed income product was introduced in 1988 by a team of highly seasoned fixed income professionals. These professionals had extensive experience creating, analyzing and trading a variety of fixed income instruments, including the most complex structured securities. In fact, several individuals at BlackRock were responsible for developing many of the major innovations in the mortgage-backed and asset-backed securities markets, including the creation of the first CMO, the floating rate CMO, the senior/subordinated pass-through and the multi-class asset-backed security.

      BlackRock is unique among asset management and advisory firms in the emphasis it places on the development of proprietary analytical capabilities. Over one quarter of the firm's professionals are dedicated to the design, maintenance and use of these systems, which are not otherwise available to investors. BlackRock's proprietary analytical tools are used for evaluating, and designing fixed income investment strategies for client portfolios. Securities purchased include mortgages, corporate bonds, municipal bonds and a variety of hedging instruments.

      BlackRock has developed investment products that respond to investors' needs and has been responsible for several major innovations in closed-end funds. In fact, BlackRock introduced the first closed-end mortgage fund, the first taxable and tax-exempt closed-end funds to offer a finite term, the first closed-end fund to achieve a AAA rating by Standard & Poor's, and the first closed-end fund to invest primarily in North American Government securities. Currently, BlackRock's closed-end funds have dividend reinvestment plans, some of which are designed to provide ongoing demand for the stock in the secondary market. BlackRock manages a wide range of investment vehicles, each having specific investment objectives and policies.

      In view of our continued desire to provide a high level of service to all our shareholders, BlackRock maintains a toll-free number for your questions. The number is (800) 227-7BFM (7236). We encourage you to call us with any questions that you may have about your BlackRock funds and we thank you for the continued trust that you place in our abilities.

      IF YOU WOULD LIKE FURTHER INFORMATION PLEASE DO NOT HESITATE TO CALL
                          BLACKROCK AT (800) 227-7BFM.

--------------------------------      -----------------------------------------

[LOGO BLACKROCK]

--------------------------------      -----------------------------------------

DIRECTORS
Ralph L. Schlosstein, CHAIRMAN*
Andrew F. Brimmer
Richard E. Cavanagh
Kent Dixon
Frank J. Fabozzi
Robert S. Kapito*
James  Clayburn La Force,  Jr.
Walter F.  Mondale

OFFICERS
Robert S. Kapito, PRESIDENT*
Kevin M. Klingert, VICE PRESIDENT
Richard M. Shea, VICE PRESIDENT/TAX
Henry Gabbay, TREASURER
James Kong, ASSISTANT TREASURER
Anne Ackerley, SECRETARY

INVESTMENT ADVISOR
BlackRock Advisors, Inc.
100 Bellevue Parkway
Wilmington,  DE 19809
(800) 227-7BFM

ADMINISTRATOR
Prudential Investments LLC
Gateway Center 3
100 Mulberry Street
Newark, NJ 07102-4077

CUSTODIAN
State Street Bank and Trust Company
1 Heritage Drive
North Quincy,  MA 02171

TRANSFER AGENT
EquiServe Trust Company,  N.A.
150 Royall Street
Canton,  MA 02021
(800) 699-1BFM

AUCTION AGENT
Deutsche  Bank
4  Albany  Street
New  York,  NY 10006

INDEPENDENT  ACCOUNTANTS
Deloitte  & Touche  LLP
200  Berkeley  Street
Boston,  MA 02116

LEGAL  COUNSEL
Skadden, Arps, Slate, Meagher & Flom LLP
4 Times Square
New York, NY 10036

LEGAL COUNSEL -- INDEPENDENT DIRECTORS
Debevoise & Plimpton
919 Third Avenue
New York, NY 10022

   The accompanying financial statements as of June 30, 2002 were not audited and accordingly, no opinion is expressed on them.
   This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Trust shares.
   Statements and other information contained in this report are as dated and are subject to change.

* Laurence D. Fink has resigned his positions as Director and Chairman of the Board effective August 22, 2002. The Board of Directors elected Ralph L. Schlosstein as the new Chairman of the Board, elected Robert S. Kapito as the new President of the Trust and appointed Robert S. Kapito as a new Director of the Board effective August 22, 2002.

                 THE BLACKROCK MUNICIPAL TARGET TERM TRUST INC.
                         c/o Prudential Investments LLC
                                Gateway Center 3
                              100 Mulberry Street
                             Newark, NJ 07102-4077

                                                                     09247M-10-5
                                                                     09247M-20-4
                                                                     09247M-30-3
[RECYCLE LOGO]     Printed on recycled paper                         09247M-40-2

-------------------------------------------------------------------------------




-------------------------------------------------------------------------------
THE [BLACKROCK LOGO]
MUNICIPAL TARGET
TERM TRUST INC.
-------------------------------------------------------------------------------
SEMI-ANNUAL REPORT
JUNE 30, 2002



[LOGO (SM) BLACKROCK]